UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Earliest event reported)  June 30, 2005

                           BIOPHAN TECHNOLOGIES, INC.
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Nevada                       0-26057                  82-0507874
   ------------------------       ------------------       ------------------
(State or other jurisdiction      (Commission              (I.R.S. Employer
         of incorporation)               file number)        Identification No.)


  150 Lucius Gordon Drive,  Suite 215
            West Henrietta,  New York                      14586
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  (Address of principal executive offices)               (Zip code)

                                 (585) 214-2441
                        --------------------------------
               (Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure

In a press release dated June 30, 2005, the Company announced that it had reached a definitive agreement with Boston Scientific Corporation on an equity investment and technology license. See attached Exhibit 99.1 for the complete text of the press release.


Item 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Exhibits:

         99.1     Press release dated June 30, 2005


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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BIOPHAN TECHNOLOGIES, INC.


                                                  /S/ Robert J. Wood
Date: June 30, 2005                          --------------------------------
                                                      (Signature)

                                              Robert J. Wood
                                              CFO, Treasurer, Secretary
                                              (Principal Accounting and
                                              Financial Officer)